UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





Date of Report (Date of Earliest Event Reported)..................March 29, 1999




                            SI HANDLING SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)




     Pennsylvania                  0-03362                        22-1643428
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    (State or other             (Commission                   (I.R.S. Employer
     jurisdiction               File Number)                 Identification No.)
   of incorporation)




                       600 Kuebler Road, Easton, PA 18040
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               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code..................610-252-7321





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         (Former name or former address, if changed since last report.)

Item 5.       Other Events.
              ------------

As discussed in the attached News Release, the Board of Directors elected William R. Johnson as President and Director, effective March 29, 1999. As President, Mr. Johnson succeeds Leonard S. Yurkovic who has led the Company as President and CEO since 1988. Mr. Yurkovic will continue as CEO and Vice Chairman of the Board of Directors.


Item 7.       Exhibits.
              --------

The following exhibit is filed as part of this report:

         99.1     News Release dated March 31, 1999.





SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SI HANDLING SYSTEMS, INC.

                            /S/ BARRY V. MACK

                            Barry V. Mack
                            Vice President - Finance
                            (Principal Financial Officer)

Dated:       April 29, 1999
             --------------

                           SI HANDLING SYSTEMS, INC.
                                    FORM 8-K
                                 EXHIBIT INDEX



Exhibit No.
----------
   99.1        News Release dated March 31, 1999.